Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION  OF
CHIEF FINANCIAL OFFICER

In connection with this annual report on Form 10-K of Mission Community Bancorp (“the Company”) for the period ended December 31, 2012, I, Thomas J. Tolda, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.           This Form 10-K for the period ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Form 10-K for the period ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 27, 2013

By:      /s/ Thomas J. Tolda
Thomas J. Tolda
Executive Vice President
and Chief Financial Officer